                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1994 94-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                 7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-DD1, DE9, DF7, DG4, DH2
                              TRUST ACCOUNT #3332031-0
                              REMITTANCE DATE: 12/15/94


                                                     Total $       Per $1,000
                                                     Amount         Original
                                                    ---------      ----------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                               $5,444,851.55

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                       560,230.96    5.09300873
         b. Class A-2 Interest                       334,583.33    6.08333327
         c. Class A-3 Interest                       285,000.00    6.33333333
         d. Class A-4 Interest                       410,750.00    6.62500000
         e. Class A-5 Remittance Rate
             (8.30%, unless Weighted Average
              Contract Rate is below 8.30%)               8.30%
         f. Class A-5 Interest                       501,623.86    6.91666663

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                       .00           .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                       .00           .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                    2,032,564.38           N/A
         a. Scheduled Principal                      698,368.70           N/A
         b. Principal Prepayments                  1,017,013.45           N/A
         c. Liquidated Contracts                      20,152.06           N/A
         d. Repurchases                              297,030.17           N/A

     (6) Pool Scheduled Principal
          Balance                                374,770,550.16  973.57429171
    (6a) Pool Factor                                  .97357429

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         Date                                               .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)               89.27%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                 7.95%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-DD1, DE9, DF6, DG4, DH2
                              TRUST ACCOUNT #3332031-0
                              REMITTANCE DATE: 12/15/94


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                    -------        ----------
  (9) Class A Percentage for the following
      Remittance Date                                   89.21%

 (10) Class A Principal Distribution:
      a. Class A-1                                2,032,564.38   18.47785800
      b. Class A-2                                         .00           .00
      c. Class A-3                                         .00           .00
      d. Class A-4                                         .00           .00
      e. Class A-5                                         .00           .00

 (11) Class A-1 Principal Balance                99,827,610.16  907.52372873
(11a) Class A-1 Pool Factor                          .90752373

 (12) Class A-2 Principal Balance                55,000,000.00  1000.0000000
(12a) Class A-2 Pool Factor                         1.00000000

 (13) Class A-3 Principal Balance                45,000,000.00  1000.0000000
(13a) Class A-3 Pool Factor                         1.00000000

 (14) Class A-4 Principal Balance                62,000,000.00  1000.0000000
(14a) Class A-4 Pool Factor                         1.00000000

 (15) Class A-5 Principal Balance                72,523,932.00  1000.0000000
(15a) Class A-5 Pool Factor                         1.00000000

 (16) Unpaid Class A Principal Shortfall
      (if any)following current Remittance
      Date                                                 .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (17) 31-59 days                                  2,345,971.06            78

 (18) 60 days or more                             1,110,551.84            38

 (19) Current Month Repossessions                   190,526.92             7

 (20) Repossession Inventory                        324,878.96            13

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                             CUSIP#'S  393505-DD1, DE9, DF6, DG4, DH2
                             TRUST ACCOUNT #3332031-0
                             REMITTANCE DATE: 12/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in September 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                             .30%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                  .15%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                             .63%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                  .46%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from September 1, 1999 to
         August 31, 2000, 9% from September 1, 2000 to
         August 31, 2001 and 10% thereafter)                       .0004%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                    1,899.79

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                      .002%

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance Date (must
         equal or exceed 21%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $7,698,859.00                                          10.73%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                November, 1994

                             CUSIP#'S  393505-DJ8, DK5
                             REMITTANCE DATE: 12/15/94


                                                    Total $     Per $1,000
                                                    Amount       Original
                                                    -------     ---------
CLASS B1 CERTIFICATES
- ---------------------

  (1) Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                              1,320,099.01

  (2) Class B-1 Remittance Rate (8.25% unless
      Weighted Average Contract Rate is
      below 8.25%)                                       8.25%

  (3) Aggregate Class B1 Interest                   105,859.31  6.87499992

  (4) Amount applied to Unpaid Class
      BI Interest Shortfall                                .00         .00

  (5) Remaining unpaid Class B1
      Interest Shortfall                                   .00         .00

  (6) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date             .00

  (7) Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                .00

 (7a) Class B Percentage for the following
      Remittance Date                                      .00

  (8) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)               .00

 (9a) Class B1 Principal Shortfall                         .00

 (9b) Unpaid Class B1 Principal Shortfall                  .00

 (10) Class B Principal Balance                  40,419,008.00

 (11) Class B1 Principal Balance                 15,397,718.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                November, 1994
                                    Page 2

                             CUSIP#'S  393505-DJ8, DK5
                             REMITTANCE DATE: 12/15/94

  Class B2 and C Certificates
  ---------------------------
  (12) Remaining Amount Available            1,214,239.70

  (13) Class B-2 Remittance Rate (8.55%
       unless Weighted Average Contract
       Rate is less than 8.55%)                     8.55%

  (14) Aggregate Class B2 Interest             178,276.69   7.12499995

  (15) Amount applied to Unpaid Class
       B2 Interest Shortfall                          .00         .00

  (16) Remaining Unpaid Class B2
       Interest Shortfall                             .00         .00

  (17) Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date       .00

  (18) Class B2 Principal Liquidation Loss Amount     .00

  (19) Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)      .00

  (20) Guarantee Payment                              .00

  (21) Class B2 Principal Balance           25,021,290.00

  (22) Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount and Class B1 and B2
       Distribution Amount; if the Company
       is the Servicer)                        157,001.30

  (23) 3% Guarantee Fee                        878,961.71

  (24) Class C Residual Payment                       .00

  (25) Repossessed Contracts                   190,526.92

  (26) Repossessed Contracts Remaining
       in Inventory                            324,878.96

  (27) Weighted Average Contract Rate            11.14446

                                     GTFC
                                    1994-5
                                November, 1994
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties


                                      Repurchase
Account#       Principal   Interest     Amount
- --------      -----------  ---------  -----------

50417229        62,597.96     412.10    63,010.06
50417345        64,816.21     426.71    65,242.92
57412027        74,409.10     489.86    74,898.96
80412389        95,206.90     626.78    95,833.68
              -----------  ---------  -----------

TOTALS        $297,030.17  $1,955.45  $298,985.62
              ===========  =========  ===========

                                     GTFC
                                     94-5
                                November, 1994
                              Defaulted Contracts

                                                    Estimated
                                        Repurchase   Loss at
Account #       Principal    Interest     Amount    Sale Date
- ---------       ----------  ----------  ----------  ---------

52307091         20,152.06      132.66   20,284.72   1,899.79
                ----------     -------  ----------  ---------

                $20,152.06     $132.66  $20,284.72  $1,899.79
                ==========     =======  ==========  =========